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                                                                   EXHIBIT 10(1)

                             REVOLVING DEMAND NOTE
                                    ("Note")
$40, 000.00                                                   December 18, 1987
                                                      Beverly Hills, California


         On demand, or if no demand is made then on December 18, 1989 ("Maturity Date" herein), for value received, the undersigned ("Maker" or "Payor" herein) promise(s) to pay to the order of LEONARD M. ROSS, a California resident ("Holder" or "Payee" herein), at Beverly Hills, California, or at such other address as is designated by Holder, the sum of FORTY THOUSAND DOLLARS ($40,000.00), or so much thereof as may be outstanding hereunder, together with interest thereon from and after the date hereof on the unpaid principal at the rate of NINE PER CENT (9%) per year (computed on the basis of a 360-day year for the actual number of days elapsed from the date set forth until paid). Interest shall be payable on or before the Maturity Date. Principal and interest shall be payable only in lawful money of the United States of America.

         All or any portion of the principal of this Note may be borrowed, repaid and reborrowed from time to time prior to the Maturity Date, provided that at the time of any borrowing no default exists, and provided further that the total borrowings outstanding hereunder at any one time shall not exceed $. Each borrowing and repayment hereunder will be endorsed on the reverse of this Note. The excess of borrowings over repayments shall evidence the principal balance due hereon from time to time and at any time. Any loan hereunder shall be conclusively presumed to have been made to or for the benefit of the undersigned when made in accordance with such request.

         Each of the following events shall constitute an "Event of Default" (collectively "Events of Default") under this Note:

                 (1) The failure of the undersigned to pay any installment of principal or interest on this Note when the same becomes due and payable.

                 (2) The undersigned shall make an assignment for the benefit of creditors.

                 (3) The undersigned shall petition or apply to any tribunal for appointment of a trustee or receiver of the undersigned or commence any proceeding relating to the undersigned under any bankruptcy or reorganization statute or any provision of the Bankruptcy Act, or under any arrangement, insolvency, readjustment or debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect.

                 (4) Any petition or application of the type described above is filed or any proceedings of the type described in subparagraph (3), above, are commenced against the undersigned, and the undersigned by any act indicates its approval thereof, consent thereto or





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acquiescence therein, or an order is entered appointing any such trustee or receiver, or adjudicating the undersigned bankrupt or insolvent, or approving the petition in any such proceeding, and any such order remains in effect for more than sixty (60) days.

         Should any Event, of Default occur, the Payee of this Note may, if such Event of Default is not cured within five (5) days after receipt by Payor of written notice from Payee of such Event of Default (which receipt shall be deemed to have occurred THREE (3) DAYS after deposit of said written notice in the United States mail, certified, return receipt requested, postage and fees prepaid, addressed to Payor at the address set forth below), declare the whole sum of principal and interest to be, and thereafter the whole sum of principal and interest shall forthwith become, due and payable. Should principal or interest not be paid on the agreed or accelerated date of maturity, then the interest rate provided for under this Note shall, without notice, be increased to an amount TWO PER CENT (28) per year over and above the rate originally contracted for, effective from the day following the date that such payment of principal or interest became overdue, with such unpaid interest compounded; but in no event shall the interest payable hereunder exceed the maximum rate permitted by law. Such increased rate of interest shall continue until such overdue payment of principal and interest shall be been paid in full. The failure to exercise, in case of one or more Events of Default, any right or remedy given in this paragraph shall not preclude the Payee of this Note from exercising any right or remedy given in this paragraph in case of one or more subsequent Events of Default.

         All or any portion of principal or interest, or both, of this Note may be prepaid, in whole or in part, at any time or from time to time, without penalty or premium.

         In the event this Note is not paid on the agreed or accelerated date of maturity according to its terms, Maker promise(s) to pay all costs of collect-ion of this Note and reasonable attorneys' fees in connection therewith, whether or not suit is filed hereon. The makers and endorsers of this Note hereby waive diligence, demand, presentment, protest and notice of any kind. If this Note is executed by two or more makers, the obligations and liability of the undersigned shall be joint and several.

This Note shall be binding upon Maker and the heirs, successors and assigns of Maker, and shall inure to the benefit of Holder, its heirs, successors and assigns.

Address:                                          JILCO INDUSTRIES, INC.
P. O. Box 10539
Beverly Hills, CA 90213
                                                  By /s/ Byron Wayne
                                                    ---------------------------
                                                         Byron Wayne, President
                                                         "Payor/Maker"


[Revolving Demand Note to JILCO INDUSTRIES, INC. December 18, 1987 in the original principal amount of $40,000.00.]





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